Exhibit 99.2

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

9 March 2020

RECOMMENDED ALL-SHARE COMBINATION

of

AON PLC

and

WILLIS TOWERS WATSON PLC

Correction to Business Combination Agreement and Amendment to Rule 2.5 Announcement

LONDON, U.K. – Aon plc (NYSE:AON) and Willis Towers Watson (NASDAQ: WLTW) refer to the announcement made on March 9, 2020 pursuant to Rule 2.5 of the Irish Takeover Rules (“Rule 2.5 Announcement”). Arising from a clerical error, the parties wish to provide notice of a correction to the Business Combination Agreement dated March 9, 2020 (“BCA”) and an amendment to the Rule 2.5 Announcement.

In particular, the following wording included in each of Clause 9.1(j) of the BCA and Condition 3(viii)(j) in Appendix 3 to the Rule 2.5 Announcement shall be deemed to have been deleted:

•

Clause 9.1(j): [agreement may be terminated] “by WTW if, prior to obtaining the WTW Shareholder Approval (i) in accordance with Section 7.3, the WTW Board of Directors shall have authorized WTW to terminate this Agreement under this Section 9.1(j) in response to a WTW Superior Proposal and (ii) substantially concurrently with such termination, a definitive agreement providing for the consummation of such WTW Superior Proposal is duly executed and delivered by all parties thereto”.

•

Condition 3(viii)(j) [BCA not having been terminated] “by WTW if, prior to obtaining the WTW Shareholder Approval (i) in accordance with Section 7.3 of the Business Combination Agreement, the WTW Board shall have authorized WTW to terminate the Business Combination Agreement under this Section 3(viii)(j) in response to a WTW Superior Proposal and (ii) substantially concurrently with such termination, a definitive agreement providing for the consummation of such WTW Superior Proposal is duly executed and delivered by all parties thereto”.

A corrected version of the BCA shall be made available on the companies’ websites.

Unless otherwise defined, capitalized terms in this Announcement shall have the meaning given to them in the Rule 2.5 Announcement.

STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The Aon UK Directors accept responsibility for the information contained in this Announcement relating to Aon UK, Aon Ireland, and the Aon UK Directors and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Aon UK Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this Announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The WTW Directors accept responsibility for the information contained in this Announcement relating to WTW and the WTW Directors and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the WTW Directors (who have taken all reasonable care to ensure such is the case), the information contained in this Announcement for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

NO OFFER OR SOLICITATION

This Announcement is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable Law.

In particular, this Announcement is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the US Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Any securities issued as a result of the Proposed Combination by means of a scheme of arrangement are anticipated to be issued in reliance upon the exemption from the registration requirements of the US Securities Act pursuant to the exemption from registration set forth in Section 3(a)(10) thereof.

Subject to the right of Aon UK (and Aon Ireland, as applicable) to implement the Proposed Combination by way of a Takeover Offer as an alternative to the Scheme, and subject to the provisions of the Business Combination Agreement and with the Panel’s consent, the Proposed Combination will be implemented solely by means of the Scheme Document, which will contain the full terms and conditions of the Proposed Combination, including details of how WTW Shareholders may vote in respect of the Proposed Combination.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Aon Ireland and WTW will prepare the Joint Proxy Statement (which will contain the Scheme Document) to be distributed to WTW Shareholders and Aon Ireland Shareholders, containing further information relating to the implementation of the Proposed Combination, the full terms and conditions of the Scheme, notices of the Aon Ireland EGM and the WTW Meetings and information on the New Aon Ireland Shares.

The Joint Proxy Statement (which will contain the Scheme Document) will be filed with the SEC. The Joint Proxy Statement, if and when filed, as well as WTW’s, Aon UK’s and Aon Ireland’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Aon UK’s and Aon Ireland’s filings, at Aon UK’s website at www.aon.com, and in the case of WTW’s filings, at WTW’s website at www.willistowerswatson.com.

BEFORE MAKING ANY VOTING DECISION, HOLDERS OF AON UK, AON IRELAND AND/OR WTW SECURITIES ARE URGED TO READ THOSE FILINGS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED COMBINATION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION AND THE PARTIES TO THE PROPOSED COMBINATION.

Any vote in respect of resolutions to be proposed at the WTW Meetings to approve the Proposed Combination, the Scheme or related matters, or other responses in relation to the Proposed Combination, should be made only on the basis of the information contained in the Joint Proxy Statement (including the Scheme Document). Similarly, any vote in respect of resolutions to be proposed at the Aon Ireland EGM to approve the issuance of New Aon Ireland Shares under the Proposed Combination should be made only on the basis of the information contained in the Joint Proxy Statement.

PARTICIPANTS IN THE SOLICITATION

Aon UK, WTW and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Proposed Combination. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement (which will contain the Scheme Document). Additional information about Aon UK’s directors and executive officers is contained in Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 26, 2019. Additional information about WTW’s directors and executive officers is contained in WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 3, 2019.

FORWARD-LOOKING STATEMENTS

This Announcement may contain certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “potential,” “continue,” “intends,” “anticipates,” “believes” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved.

Although management believe that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Such factors include, but are not limited to, the possibility that the Proposed Combination will not be consummated, failure to obtain necessary shareholder or regulatory approvals or to satisfy any of the other Conditions to the Proposed Combination, adverse effects on the market price of Aon UK, Aon Ireland and/or WTW securities and on Aon UK, Aon Ireland and/or WTW’s operating results for any reason, including, without limitation, because of the failure to consummate the Proposed Combination, the failure to realize the expected benefits of the Proposed Combination (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the Proposed Combination, negative effects of an announcement of the Proposed Combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the Proposed Combination on the market price of Aon UK, Aon Ireland and/or WTW securities, significant transaction and integration costs or difficulties in connection with the Proposed Combination and/or unknown or inestimable liabilities, potential litigation associated with the Proposed Combination, the potential impact of this Announcement or consummation of the Proposed Combination on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the Proposed Combination.

The factors identified above are not exhaustive. Aon UK, Aon Ireland, WTW and their subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.

Further information concerning Aon UK and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect Aon UK’s results of operations and financial condition (and which shall apply equally to Aon Ireland following completion of the Reorganization), is contained in Aon UK’s filings with the SEC. See Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and additional documents filed by Aon UK and/or Aon Ireland with the SEC, the contents of which are not incorporated by reference into, nor do they form part of this Announcement, for a further discussion of these and other risks and uncertainties applicable to Aon UK’s and Aon Ireland’s businesses.

Further information concerning WTW and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect WTW’s results of operations and financial condition, is contained in WTW’s filings with the SEC. See WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and additional documents filed by WTW with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this Announcement, for a further discussion of these and other risks and uncertainties applicable to WTW’s businesses.

Any forward-looking statements in this Announcement are based upon information available as of the date of this Announcement which, while believed to be true when made, may ultimately prove to be incorrect. Other than in accordance with legal or regulatory obligations, neither WTW nor Aon UK is under any obligation, and each expressly disclaims any intention or obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Aon UK, Aon Ireland, WTW and/or any person acting on behalf of any of them are expressly qualified in their entirety by the foregoing paragraphs, and the information contained on any websites referenced in this Announcement is not incorporated by reference into this Announcement.

IMPORTANT NOTICES RELATING TO FINANCIAL ADVISORS

Credit Suisse Securities (USA) LLC (“Credit Suisse”), which is regulated under the Laws of the United States of America, is acting as financial adviser exclusively for Aon UK and Aon Ireland and no one else in connection with the matters set out in this Announcement and neither Credit Suisse nor any of its subsidiaries, branches or affiliates (including but not limited to Credit Suisse International) will be responsible to any person other than Aon UK and Aon Ireland for providing the protections afforded to clients of Credit Suisse, nor for providing advice in relation to the content of this Announcement or any matter referred to herein. Neither Credit Suisse nor any of its subsidiaries, branches or affiliates (including but not limited to Credit Suisse International) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Credit Suisse in connection with this Announcement, any statement contained herein or otherwise.

Goldman Sachs & Co. LLC (“Goldman Sachs”), which is regulated under the laws of the United States of America, is acting as financial adviser exclusively for WTW and no one else in connection with the matters set out in this Announcement and will not be responsible to any person other than WTW for providing the protections afforded to clients of Goldman Sachs, nor for providing advice in relation to the content of this Announcement or any matter referred to herein. Neither Goldman Sachs nor any of its affiliates nor their respective directors, officers or employees owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Goldman Sachs in connection with this Announcement, any statement contained herein or otherwise.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Takeover Rules, if, during an “offer period,” any person is, or becomes “interested” (directly or indirectly) in 1 per cent. or more of any class of “relevant securities” of Aon UK, Aon Ireland or WTW, all “dealings” in any “relevant securities” of Aon UK, Aon Ireland or WTW (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by no later than 3.30pm (EDT) in respect of the relevant securities of Aon UK, Aon Ireland and WTW on the business day following the date of the relevant transaction. The requirement will continue until this offer period ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an interest in relevant securities of Aon UK, Aon Ireland or WTW, they will be deemed to be a single person for the purposes of Rule 8.3 of the Irish Takeover Rules. Under Rule 8.1 of the Irish Takeover Rules, all dealings in relevant securities of WTW by Aon UK or Aon Ireland, or relevant securities of Aon UK or Aon Ireland by WTW, or by any party Acting in Concert with either of them must also be disclosed by no later than 12 noon (EDT) in respect of the relevant securities of Aon UK, Aon Ireland and WTW on the business day following the date of the relevant transaction. Interests in securities arise, in summary, when a person has a long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an interest by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms used in this paragraph should be read in light of the meanings given to those terms in the Irish Takeover Rules. If you are in any doubt as to whether or not you are required to disclose dealings under Rule 8 of the Irish Takeover Rules, consult with the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel by telephone on +353 1 678 9020.

NO PROFIT FORECAST / ASSET VALUATIONS

No statement in this Announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily match or be greater or lesser than those for the relevant preceding financial periods for Aon UK or WTW as appropriate. No statement in this Announcement constitutes an asset valuation.

PUBLICATION ON WEBSITE

Pursuant to Rule 2.6(c) of the Irish Takeover Rules, this Announcement will be available to Aon UK employees on Aon UK’s website www.aon.com and WTW employees on WTW’s website www.willistowerswatson.com. Neither the content of any such website nor the content of any other website accessible from hyperlinks on such website is incorporated into, or forms part of, this Announcement.

OVERSEAS JURISDICTIONS

The release, publication or distribution of this Announcement in or into jurisdictions other than Ireland, the United Kingdom and the United States may be restricted by Law and therefore any persons who are subject to the Law of any jurisdiction other than Ireland, the United Kingdom and the United States should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular the ability of persons who are not resident in Ireland, the United Kingdom or the United States, to vote their WTW Shares with respect to the Scheme at the Court Meeting, or to appoint another person as proxy to vote at the Court Meeting on their behalf, may be affected by the Laws of the relevant jurisdictions in which they are located. Any failure to comply with the applicable restrictions may constitute a violation of the securities Laws of any such jurisdiction. To the fullest extent permitted by applicable Law, Aon UK and WTW and persons involved in the Proposed Combination disclaim any responsibility or liability for the violation of such restrictions by any person.

This Announcement has been prepared for the purpose of complying with the Laws of Ireland and the Irish Takeover Rules and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the Laws of jurisdictions outside of Ireland.

Unless otherwise determined by Aon UK or required by the Irish Takeover Rules, and permitted by applicable Law and regulation, the Proposed Combination will not be made available directly or indirectly, in, into or from any Restricted Jurisdiction where to do so would violate the Laws in that jurisdiction and no person may vote in favour of the Proposed Combination by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the Laws of that jurisdiction.

Copies of this Announcement and any formal documentation relating to the Proposed Combination will not be and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the Laws of that jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of the Proposed Combination. If the Proposed Combination is implemented by way of a Takeover Offer (unless otherwise permitted by applicable Law or regulation), the Takeover Offer may not be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including, without limitation, facsimile, email or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Takeover Offer will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.

The availability of New Aon Ireland Shares under the Proposed Combination to WTW Shareholders who are not resident in Ireland, the United Kingdom or the United States or the ability of those persons to hold such shares may be affected by the Laws or regulatory requirements of the relevant jurisdictions in which they are resident. Persons who are not resident in Ireland, the United Kingdom or the United States should inform themselves of, and observe, any applicable legal or regulatory requirements.

The New Aon Ireland Shares have not been, and will not be, registered under applicable securities Laws of any state, province, territory or jurisdiction of Canada, Australia or Japan, the relevant clearances have not been, and will not be, obtained from the securities commission of any province of Canada and no prospectus in relation to the New Aon Ireland Shares has been, or will be, lodged with, or registered by, the Australian Securities and Investments Commission or the Japanese Ministry of Finance. Accordingly, the New Aon Ireland Shares may not (unless an exemption under the relevant securities Laws is applicable) be offered, sold, resold, delivered or transferred, directly or indirectly, in or into Canada, Australia or Japan or any other jurisdiction if to do so would constitute a violation of the relevant Laws of, or require registration thereof in, such jurisdiction or to, or for the account or benefit of, a person located in Canada, Australia or Japan.

Further details in relation to overseas shareholders will be contained in the Joint Proxy Statement (which will include the Scheme Document).